Statutory financial information	12 Months Ended
Dec. 31, 2018
Statutory financial information
Statutory financial information

12. Statutory financial information

U.S.

U.S. state insurance laws and regulations prescribe accounting practices for determining statutory net income and capital and surplus for insurance companies. In addition, state regulators may permit statutory accounting practices that differ from prescribed practices. Statutory accounting practices (SAP) prescribed or permitted by regulatory authorities for the Company’s insurance subsidiaries differ from U.S. GAAP. The principal differences between SAP and GAAP as they relate to the financial statements of the Company’s insurance subsidiaries are (a) policy acquisition costs are expensed as incurred under SAP, whereas they are deferred and amortized under GAAP, (b) certain assets are not admitted for purposes of determining surplus under SAP, (c) investments in fixed income securities are carried at fair value under GAAP whereas such securities are carried at amortized cost under SAP, and (d) the criteria for recognizing net DTAs and the methodologies used to determine such amounts are different under SAP and GAAP.

Risk‑Based Capital (RBC) requirements promulgated by the NAIC require property/casualty insurers to maintain minimum capitalization levels determined based on formulas incorporating various business risks of the insurance subsidiaries. PSIC’s statutory net income and statutory capital surplus as of December 31, 2018 and 2017 and for the years then ended are summarized as follows:

	December 31,
	2018	2017	2016
	(in thousands)
Statutory net income (loss)	$9,609	$(4,128)	$(2,324)
Statutory capital and surplus	63,731	61,338	67,894

As of December 31, 2018, the company’s capital and surplus exceeds its authorized control level. The authorized control level as determined by the RBC calculation was $19.7 million and $22.3 million at December 31, 2018 and 2017, respectively.

Bermuda

Under the Bermuda Insurance Act, 1978 and related regulations, PSRE is required to maintain certain solvency and liquidity levels. The minimum statutory solvency margin required at December 31, 2018 and 2017 was approximately $6.9 million and $1.2 million, respectively. Actual statutory capital and surplus at December 31, 2018 and 2017 was $19.6 million and $16.4 million, respectively. PSRE had statutory net income of $17.3 million and $4.8 million for 2018 and 2017, respectively.

PSRE had shareholder’s equity of $23.5 million and $16.4 million on a GAAP basis at December 31, 2018 and 2017, respectively. The principal difference between statutory capital and surplus and shareholder’s equity presented in accordance with GAAP are prepaid expenses, which are non‑admitted assets for Bermuda statutory purposes.

PSRE maintains a Class 3A license and thus must maintain a minimum liquidity ratio in which the value of its relevant assets is not less than 75.0% of the amount of its relevant liabilities for general business. Relevant assets include cash and cash equivalents, fixed maturity securities, accrued interest income, premiums receivable, losses recoverable from reinsurers, and funds withheld. The relevant liabilities include total general business insurance reserves and total other liabilities, less sundry liabilities. As of December 31, 2018 and 2017, the Company met the minimum liquidity ratio requirement.